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                                 ECHOCATH, INC.

                             SUBSCRIPTION AGREEMENT

EchoCath, Inc.
P.O. Box 7224

Princeton, New Jersey 08543
Attention: Frank DeBernardis, President

Gentlemen:

I. Subscription. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from EchoCath, Inc., a New Jersey corporation (the "Company"), the number of shares (the "Shares") of the Company's Class A Common Stock, no par value (the "Common Stock"), set forth on the signature page hereof, at a purchase price of $2.75 per Share.

II. Payment. The undersigned will pay for the subscription on the date hereof by check payable in U.S. dollars or by wire transfer in U.S. dollars to an account designated by the Company. The Company will issue certificates representing the Shares within 30 days of the date hereof.

III. Acceptance of Subscription. The undersigned understands and agrees that the Company in its sole discretion reserve the right to accept or reject this or any other subscription for Shares, in whole or in part, notwithstanding prior receipt by the undersigned of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall accept and agree to the terms of this Subscription Agreement, as evidenced by the execution and delivery to the undersigned of an executed copy of this Subscription Agreement. If this subscription is rejected in whole, this Subscription Agreement and all funds received from the undersigned will be returned without interest or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for such rejected portion of this subscription will be returned without interest or deduction, and this Subscription Agreement shall continue in force and effect to the extent this subscription was accepted.

IV. Representations and Warranties. The undersigned hereby acknowledges, represents, warrants to and agrees with the Company as follows:

     (a) None of the Shares are registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws. The undersigned understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and the rules and regulations promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

     (b) The undersigned represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act;

     (c) Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved the Shares offered or passed upon or endorsed the merits of the offering, and the offering of the Shares has not been reviewed by any federal, state or other regulatory authority;










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     (d) The undersigned acknowledges that prior to the date hereof it has received and reviewed a copy of the Company's annual report on Form 10-KSB for the year ended August 31, 1996 (the "10-KSB"), all of the Company's Quarterly Reports on Form 10-QSB since August 31, 1996, and all other public filings of the Company since the filing of the 10-KSB (referred to herein as the "SEC Filings");

     (e) The undersigned acknowledges that all documents, records, and books pertaining to the investment in the Shares have been made available for inspection by it, its attorney, accountant, purchaser representative or tax advisor (collectively, the "Advisors");

     (f) The undersigned and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered to the full satisfaction of the undersigned and its Advisors;

     (g) In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the undersigned or its Advisors by the Company;

     (h) The undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares;

     (i) The undersigned has such knowledge and experience in financial, tax, and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

     (j) The undersigned is not relying on the Company respecting the tax considerations of an investment in the Shares, and the undersigned has relied on the advice of, or has consulted with, only its own Advisors;

     (k) The undersigned is acquiring the Shares solely for its own account for investment and not with a view to resale or distribution and the undersigned will not sell or transfer the Shares until they are registered for resale under the Securities Act or an exemption therefrom is available;

     (l) The undersigned must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in each of the Company's stock books;

     (m) The undersigned has adequate means of providing for the undersigned's current needs and foreseeable personal contingencies and has no need for the undersigned's investment in the Shares to be liquid;

     (n) The undersigned is aware that an investment in the Shares involves a number of very significant risks and is able to bear the loss of its entire investment;

     (o) The undersigned represents that it was not formed for the specific purpose of acquiring the Shares, such entity is validly existing under the laws of the state of its organization, the consummation of the

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     transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and

     (p) The undersigned has been advised of an action commenced against the Company by EP MedSystems, Inc. in the United States District Court for the District of New Jersey, CA No. 2:97 CV 4926 (Lechner, J.) and has received a copy of the complaint by EP MedSystems, Inc. from the Company.

V. Indemnification. The undersigned agrees to indemnify and hold harmless each of the Company, their respective officers, directors, employees, agents, and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) arising out of any false representation or warranty or breach by the undersigned of any Agreement herein or in any other document delivered in connection with this Subscription Agreement.

VI. Indemnification. The Company agrees to indemnify and hold harmless each of the Undersigned and its respective officers, directors, employees, agents, and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) arising out of any false representation or warranty or breach by the Company of any Agreement herein or in any other document delivered in connection with this Subscription Agreement.

VII.   Registration of the Shares.

       Piggyback Registration Rights.

           (i) If, at any time commencing after the date of this Subscription Agreement and expiring five (5) years thereafter, the Company proposes to file a registration statement or statements under the Securities Act for the public sale of the Common Stock for cash (other than in connection with a merger or pursuant to Form S-4, Form S-8 or comparable registration statement), it will give written notice, at least thirty (30) days prior to the filing of each such registration statement, to the undersigned of its intention to do so. If the undersigned notifies the Company in writing within ten (10) business days after receipt of any such notice of its desire to include the Shares in such proposed registration statement, the Company shall afford the undersigned the opportunity to have the Shares registered under such registration statement; provided, however, that in the case of an underwritten offering, if the Company notifies the undersigned in writing that the managing underwriter of such offering has notified the Company that the inclusion in the registration statement of any portion of the Shares would have an adverse effect on such underwritten offering, then the managing underwriter may limit the number of Shares to be included in such registration statement only to the extent necessary to avoid such adverse effect; provided, further, however, that in the event securities of the Company held by any person or entity other than the Company or the undersigned (the "Third Party Securities") are to be included in such underwritten offering, and the managing underwriter shall have determined to limit the number of shares of Common Stock or Third Party Securities to be so included, then such limitation shall be applied to the Shares and the Third Party Securities, based on the number of Shares and Third Party Securities requested to be included in such underwritten offering so that the amount of Third Party Securities are reduced by a percentage which is twice as great as the percentage which the Shares are

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reduced. Notwithstanding the provisions of this Section VII(i), the Company shall have the right at any time after it shall have given written notice pursuant to this Section VII(i) (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statements or to withdraw the same after the filing but prior to the effective date thereof.

           (ii) Following the effective date of a registration statement filed pursuant to Section VII(i), the Company shall, upon the written request of the undersigned, forthwith supply such reasonable number of copies of the registration statement, prospectus and other documents necessary or incidental to the registration as shall be reasonably requested by the undersigned to permit the undersigned to make a public distribution of the Shares. The Company will use its reasonable efforts to qualify the Shares for sale in such states as the undersigned shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Shares are expressly conditioned on the undersigned furnishing to the Company such appropriate information concerning the undersigned and the Shares as the Company may reasonably request.

           (iii)The Company shall bear the entire cost and expense of the registration of the Shares pursuant to Section VII(i); provided, however, that the undersigned shall be solely responsible for the fees of any counsel retained by the undersigned in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Shares sold by the undersigned pursuant thereto.

           (iv) Neither the filing of a registration statement by the Company pursuant to this Section VII nor the making of any request for prospectuses by the undersigned shall impose upon the undersigned any obligation to sell the Shares.

           (v) The undersigned, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to a registration statement or a supplement to a prospectus included therein, shall promptly discontinue the sale of the Shares until the undersigned receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

           (vi) Notwithstanding anything else to the contrary contained in this Subscription Agreement, if the undersigned requests to have any of the Shares registered under the Securities Act pursuant to this Section VII, and if such Shares are so registered, then this Section VII shall be of no further force or effect.

VIII.  Registration Indemnification.

       (a) The Company shall indemnify and hold harmless the undersigned from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement covering the Shares filed by the Company under the Securities Act, any post-effective amendment to such registration statement, or any prospectus included therein required to be filed or furnished by reason of Section VII of this Subscription Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the undersigned expressly for use therein, which indemnification shall include each person, if any, who controls the undersigned within the

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meaning of the Securities Act; provided, however, that the indemnification in this paragraph VIII(a) with respect to any prospectus shall not inure to the benefit of the undersigned (or to the benefit of any person controlling the undersigned) on account of any such loss, claim, damage or liability arising from the sale of the Shares by the undersigned, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the undersigned by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the undersigned to the purchaser prior to such sale; and provided further, that the Company shall not be obligated to so indemnify the undersigned or other person referred to above unless the undersigned or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing such registration statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in such registration statement, any registration statement or any prospectus required to be filed or furnished by reason of this Subscription Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the undersigned expressly for use therein.

       (b) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

IX. Representations and Warranties of the Company. The Company hereby represents and warrants to the undersigned that:

       (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of New Jersey and has the corporate power to conduct the business which it conducts and proposes to conduct.

       (b) The execution, delivery and performance of this Subscription Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares will have been duly taken and approved.

       (c) The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be fully paid and nonassessable.

       (d) The capitalization of the Company (before giving effect to the sale of the Shares) will be substantially as set forth in Exhibit A hereto (which includes the Common Stock, the Class B Common Stock, the Series A Convertible Preferred Stock, the Series B Cumulative Convertible Preferred Stock and all options and warrants of the Company).

       (e) The execution and delivery of this Subscription Agreement, the issuance of the Shares and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, will not result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in

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any bond, debenture, note or other evidence of indebtedness to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulations writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign; and

       (f) The SEC Filings, when filed, did not contain any untrue statement of a material fact or, to the Company's knowledge, omit a material fact necessary to make the statements contained in the SEC Filings, in light of the circumstances under which they were made, not misleading.

X. Irrevocability; Binding Effect; Entirety. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof, and supersedes and replaces all prior agreements, understandings, writings and discussions between the parties relating to said subject matter.

XI. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

XII. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to either of the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section XII). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

XIII. Assignability. To the extent permitted by law, the rights and obligations hereunder are assignable by the undersigned; provided, however, that anyone to whom this Subscription Agreement is assigned must agree in writing to be bound by all of the terms and provisions hereof.

XIV. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to its conflicts of laws principles.

XV. Blue Sky Qualification. The Sale of the Shares is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

XVI. Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this subscription by signing any of such counterpart and delivering the same by telex, telecopy, telegraph, cable or otherwise in writing (each delivery by any of such means to be deemed to be "in writing" for purposes of this Subscription Agreement).

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XVII. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

       IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 29th day of October, 1997.

Number of Shares Subscribed:   363,636 Shares of Class A Common Stock
Total Subscription Amount:       $1,000,000

                                              MEDTRONIC ASSET MANAGEMENT, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              Taxpayer Identification Number

                                              ----------------------------------


                                              ----------------------------------
                                              Address

                                              ACCEPTED AND AGREED

                                              ECHOCATH, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                              Date: October 29, 1997

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                                                                       Exhibit A
                                                                          Page 2

                                 EchoCath, Inc.

                               Warrants & Options
                             as of October 28, 1997

Warrants Issued

     In connection with the Company's initial public offering, the Company issued one Class A warrant and one Class B warrant. Each Class A warrant entitles the holder to purchase, at an exercise price of $7.00 (subject to adjustment) one share of Class A common stock and one Class B warrant. Each Class B warrant entitles the holder to purchase, at an exercise price of $9.15 (subject to adjustment) one share of Class A common stock. The Class A warrants and Class B warrants are exercisable through January 2001. 1,610,000 Class A warrants and 1,610,000 Class B warrants were issued in connection with the public offering.

     In connection with the Company's initial public offering, the Company sold to the Underwriter and its designees a unit purchase option to purchase up to 140,000 units. The securities underlying the unit purchase option are substantially identical in all respects to the units (One share of Class A common stock, one Class A warrant and one Class B warrant) sold in the Company's initial public offering.

     Warrants issued as a result of the September 1995 Bridge Financing total 500,000 warrants that are identical to the Class A and Class B warrants issued in the initial public offering.

     Warrants for 50,000 shares will be issued resulting form the release of the $750,000 contingent liability. Additionally, 50,000 shares of Class A common stock will be issued.

Options Granted

     Under the terms of the 1995 Stock Option Plan, 150,000 share options have been granted at an exercise price of $5.00 and 592,500 share options have been granted at an exercise price of 3 1/8.

     Under the terms of the employee investment plan, 552 share options are currently reserved.


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